UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2016

NUGENE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

NEVADA	001-37940	46-3999052
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

17912 Cowan

Irvine, California 92614

(Address of Principal Executive Offices)

(949) 430-7737

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by NuGene International, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on 18 November 2016 (the “Original Report”) relating to the Company’s change in certifying accountant. The purpose of this Form 8-K/A is to file a copy of the letter received by the Company 09 April 2017 from the Company’s prior auditor. The letter, dated 09 April 2017 and addressed to the SEC, was provided in response to the Company’s request whether the former auditor agreed with the statements in the Original Report.

This Amendment amends the Original Report by adding the following language:

Item 4.01	Change in Registrant’s Certifying Accountant

(v)      On 14 November 2016 the Company provided Dov Weinstein with its disclosures in the Current Report on Form 8-K disclosing the dismissal of Dov Weinstein and requested in writing that Dov Weinstein furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. A copy of the letter, dated 09 April 2017, is filed as Exhibit 16.1 to this Current Report on Form 8-K/A and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

16.1	Letter from Dov Weinstein dated 09 April 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 13 April 2017	NUGENE INTERNATIONAL, INC.

	By:	/s/ Steven R. Carlson
Steven R. Carlson,
Chief Executive Officer

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